                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                       FORREST CITY FINANCIAL CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

               [ON FORREST CITY FINANCIAL CORPORATION LETTERHEAD]



                               September 26, 1997



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Forrest City Financial Corporation (the "Company"), we cordially invite you to attend the 1997 Annual Meeting of Stockholders of the Company. The meeting will be held at 8:30 a.m., Forrest City, Arkansas time, on October 28, 1997 at the Company located at 715 North Washington, Forrest City, Arkansas.

         An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of three directors and the ratification of appointment of Frazee, Fox & Dodge, Ltd. as the Company's auditors. The Board of Directors unanimously recommends that you vote for each of the proposals.

         We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Your Board of Directors and management are committed to the continued success of Forrest City Financial Corporation and the enhancement of your investment. As Chairman of the Board, I want to express my appreciation for your confidence and support.

                                                       Very truly yours,



                                                       Ted C. Parker
                                                       Chairman of the Board

                       FORREST CITY FINANCIAL CORPORATION
                           715 North Washington Street
                          Forrest City, Arkansas 72335
                                 (870) 633-1525

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 28, 1997


         Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Meeting") of Forrest City Financial Corporation (the "Company") will be held at the main office of the Company located at 715 North Washington Street, Forrest City, Arkansas, at 8:30 a.m. Forrest City, Arkansas time, on October 28, 1997.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of three directors of the Company; and

         2. The ratification of the appointment of Frazee, Fox & Dodge, Ltd. as auditors for the Company for the fiscal year ended June 30, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 16, 1997, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                  By Order of the Board of Directors




                                  Ted C. Parker
                                  Chairman of the Board



Forrest City, Arkansas
September 26, 1997

--------------------------------------------------------------------------------
    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES Of ENSURE A QUORUM AT THE MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                       FORREST CITY FINANCIAL CORPORATION
                           715 North Washington Street
                          Forrest City, Arkansas 72335
                                 (870) 633-1525


                       1997 ANNUAL MEETING OF STOCKHOLDERS
                                October 28, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Forrest City Financial Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company located at 715 North Washington Street, Forrest City, Arkansas, on October 28, 1997, at 8:30 a.m., Forrest City, Arkansas time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 26, 1997. Certain of the information provided herein relates to Forrest City Bank, NA (the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors of the Company, and a proposal to ratify the appointment of Frazee, Fox & Dodge, Ltd. as the Company's auditors for the fiscal year ending June 30, 1998.

Vote Required and Proxy Information

         All shares of Company common stock ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoptions of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the shareholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Sharon Eason, Secretary, Forrest City Financial Corporation, 715 North Washington, Forrest City, Arkansas 72335.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on September 16, 1997, will be entitled to one vote for each share then held. As of that date, the Company had 194,677 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, (ii) the Company's Chief Executive Officer, and (iii) all directors and executive officers as a group.

                                                                        Shares
                                                                     Beneficially
                                                                        Owned at             Percent
                 Beneficial Owner                                 September 16, 1997        of Class
-------------------------------------------------                 ------------------        --------
Forrest City Financial Corporation Employee Stock
  Ownership Plan
715 North Washington
Forrest City, Arkansas  72335(1)                                        18,265                 9.38%

John R. Stipe
President and Chief Executive Officer
715 North Washington
Forrest City, Arkansas  72335(2)                                        16,993                 8.58

P. Oppenheimer Investment Partnership, L.P.
119 West 57th Street, Suite 1515
New York, New York  10019(3)                                            19,219                 9.87

Laifer Capital Management, Inc.
Hilltop Partners, L.P.
45 West 45th Street
New York, New York  10036(4)                                            14,841                 7.62

Directors and executive officers of the Company and
 the Bank as a group (10 persons)(2)                                    48,016                23.66

-----------------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 11,026 of which were allocated to accounts of participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants have the right to direct the voting of shares allocated to participant accounts.
(2) Includes shares held directly, as well as, jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment power. This amount includes awards of 5,213 shares of restricted stock under the Company's Management Recognition and Retention Plan ("MRP") to directors and executive officers and 11,026 shares of Common Stock allocated to executive officers under the Company's ESOP. The amount reported above also includes options to purchase 8,250 shares of Common Stock granted to directors and executive officers under the Company's Stock Option Plan, which are exercisable within 60 days of the voting record date.
(3)  The above information is as reported in a Schedule 13D dated May 1, 1996.
(4) The above information is as reported in a Schedule 13D dated February 18, 1997.

                            I. ELECTION OF DIRECTORS


General

         The Company's Board of Directors currently consists of seven members. Directors Parker, Stipe, Beane and Cranford have served in such capacity since the Company's incorporation in April 1994. Director Cline was appointed to the Board effective August 1, 1995, Director Arwood was appointed to the Board on November 21, 1995 and Director Pratt was appointed to the Board effective February 18, 1997. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors is elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

         The table below sets forth certain information, as of September 16, 1997, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.


                                                                                           Shares of
                                                                                         Common Stock
                                                                                         Beneficially          Percent
                                                                Director   Term to          Owned at              of
        Name          Age(1) Position(s) Held in the Company    Since(2)    Expire   September 16, 1997(3)      Class
        ----          ------ -------------------------------    --------    ------   ---------------------      -----

                                                       NOMINEES

Steven K. Cranford      64   Director                             1988       2000            4,364              2.23%
Diana S. Arwood         65   Director                             1995       2000            3,488              1.78
Frankie L. Pratt        52   Director and Executive Vice          1997       2000              700               .36
                                President

                                            DIRECTORS CONTINUING IN OFFICE

Ted C. Parker           75   Chairman of the Board                1973       1999           10,739              5.47
John R. Stipe           66   President, Chief Executive Officer   1986       1999           16,993              8.58
                             and Director
Billy M. Cline          61   Director                             1995       1998            2,429              1.25
John C. Beane, Jr.      71   Director                             1981       1998            6,430              3.29


--------------
(1)      At September 16, 1997.
(2)      Includes service as a director of the Bank.
(3) Amounts include shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power, grants of stock restricted under the MRP, as well as stock options exercisable within 60 days of the voting record date. The amount also includes shares of Common Stock allocated to executive officers of the Company pursuant to ESOP.

         The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Steven K. Cranford Mr. Cranford has been a Director of the Company since its formation and of the Bank since 1988 and is a farmer.

         Diana S. Arwood Ms. Arwood has been a Director of the Company and of the Bank since 1995. Ms. Arwood retired as the Senior Vice President, Chief Financial Officer and Treasurer of the Bank in 1996 after 10 years in that position.

         Frankie L. Pratt. Mr. Pratt has been a Director of the Company and the Bank since 1997. Prior to joining the Bank, Mr. Pratt served in various capacities, including as Senior Vice President and Regional President of an area bank from 1995 to 1997. This position resulted from a merger and acquisition of a local bank where he had served as Chairman of the Board, President and CEO from 1984 to 1995.

         Ted C. Parker Mr. Parker is the Chairman of the Board of the Company, a position he has held since its formation. Mr. Parker has served as Chairman of the Board of the Bank since 1988 and as President of the Bank from 1981 to 1988. Mr. Parker originally joined the Bank as a member of the Board in 1973.

         John R. Stipe Mr. Stipe is the President of the Company, a position he has held since its formation. Mr. Stipe is also President of the Bank, a position he has held since 1988. Mr. Stipe first joined the Bank in 1986 as its Executive Vice President and Director. Mr. Stipe is responsible for all transactions of the Company and the Bank and he reports directly to the Board of Directors.

         Billy M. Cline Mr. Cline has been a Director of the Company and the Bank since August 1, 1995. Mr. Cline is currently the Executive Director of the Arkansas Board of Registration for Professional Engineers and Land Surveyors, a position he has held since April, 1989.

         John C. Beane, Jr. Dr. Beane has been a Director of the Company since its formation and the of Bank since 1981 and is a retired optometrist.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 13 times in the year ended June 30, 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served while a member of the Board. The Company's directors are not paid a fee for serving on the Company's Board. The Company does not have a standing executive committee.

         The Board of Directors of the Company has standing Compensation and Nominating Committees.

         The Compensation Committee is composed of Directors Beane, Cranford and Cline. This Committee is responsible for administering the Company's Stock
         Option Plan and Management Recognition and Retention Plan.
This Committee met twice during the fiscal year ended June 30, 1997.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting.

         Meetings and Committees of the Bank. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met 17 times during the year ended June 30, 1997. During fiscal 1997, no director of the Bank
                                        4
attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served while a member of the Board. Directors are paid a fee of $350 per month for their service on the Board of Directors and members of the Executive/Loan and Audit committees are paid an additional $200 and $50 per month, respectively. No additional compensation is paid for service on any other committees.

         The Bank has Executive/Loan, Investment, Asset/Liability and Audit committees. The Bank does not have a standing Executive Committee.

         The Executive/Loan Committee of the Board of Directors generally acts in lieu of the full Board of Directors between board meetings. The Executive/Loan Committee also has responsibility for oversight of the Bank's lending policies and loan requests. The members of this Committee are Chairman Parker, Director Beane, President Stipe and Executive Vice President Pratt. During the fiscal year ended June 30, 1997, this committee met 73 times.

         The Audit Committee is composed of Directors Cranford, Cline and Arwood. The Audit Committee generally meets on a monthly basis and is responsible for reviewing the Bank's accountant's actions and making recommendations to the Board of Directors with respect to the Bank's independent auditors. This committee met 14 times during the year ended June 30, 1997.

         The Investment Committee meets on an as needed basis to review and approve investments of the Bank and set investment strategies. The members of this committee are Chairman Parker, President Stipe, Director Beane and Executive Vice President Pratt. This committee held six meetings during the year ended June 30, 1997.

         The Asset/Liability Committee meets on an as needed basis to discuss interest rates offered by the Bank and to review its interest rate risk position. The current members of the Asset/Liability Committee are Chairman Parker, President Stipe, Director Beane and Executive Vice President Pratt. During fiscal 1997, the Committee met 13 times.

Director Compensation

         Cash Compensation. The Company's directors do not receive a fee for serving on the Company's Board of Directors. No fee is paid for membership on the Company's committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. All of the Bank's directors are paid a fee of $350 per month for their service on the Board of Directors and members of the Executive/Loan and Audit committees are paid an additional $200 and $50 per month, respectively. No additional compensation is paid for service on any other committees.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Bank.

         The following table sets forth information regarding compensation paid by the Company and the Bank to their Chief Executive Officer for services rendered during the fiscal year ended June 30, 1997. No executive officer made in excess of $100,000 (salary plus bonus) during the fiscal year ended June 30, 1997.


                                                Summary Compensation Table
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Loan Term Compensation
                                      Annual Compensation                                     Awards
-----------------------------------------------------------------------------------------------------------------
                                                                                   Restricted
                             Fiscal                             Other Annual          Stock         Options/        All Other
Name and Principal Position  Year     Salary($)   Bonus($)     Compensation($)      Award($)         SARs(#)     Compensation ($)
---------------------------------------------------------------------------------------------------------------------------------
John R. Stipe, President     1997     $77,255     $4,500             ---              $ ---            ---          $12,000(1)
 and Chief Executive         1996     $73,575     $4,000             ---              $ ---            ---          $12,000(2)
 Officer                     1995     $66,767     $4,000             ---              $ ---            ---          $15,370(3)
=================================================================================================================================

(1)      Reflects payments to deferred compensation plan payments of $12,000.
(2)      Reflects payments to deferred compensation plan payments of $12,000.
(3) Reflects payments to deferred compensation plan payments of $12,000 as well as a contribution to the Bank's Simplified Employee Pension Plan of $3,370.

         No stock appreciation rights (SARs) were granted during fiscal 1997. The following table sets forth information regarding the number and value of stock options at June 30, 1997 held by the Company's Chief Executive Officer. No stock options were exercised during fiscal 1997.

                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                 OPTION/SAR VALUES
---------------------------------------------------------------------------------------------------------------------------
                                                                                                Value of
                                                               Number of                      Unexercised
                                                              Unexercised                     In-the-Money
                                                            Options/SARs at                 Options/SARs at
                                                              FY-End (#)                       FY-End ($)
                                                       --------------------------------------------------------------------
                      Shares Acquired     Value
        Name          on Exercise (#)  Realized ($)     Exercisable       Unexercisable      Exercisable    Unexercisable
---------------------------------------------------------------------------------------------------------------------------
   John R. Stipe           N/A            N/A             3,438               2,292            $24,410        $16,273(2)
===========================================================================================================================

(1) Represents an option to purchase Common Stock awarded to Mr. Stipe under the Stock Option Plan.
(2) Represents the aggregate market value (market price of the common stock less the exercise price) of the option granted based upon the average of the bid and ask price of $21.10 per share of the common stock as reported on September 16, 1997.

Employment Agreement

         The Bank entered into employment agreements with John R. Stipe and Frankie L. Pratt, each for a three year term. The employment agreements provide for an annual base salary as determined by the Board of Directors, but not less than Mr. Stipe's current salary of $77,255 nor Mr. Pratt's current salary of $65,000. Salary increases are reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contracts provide for an automatic extension for one additional year upon authorization by the Board of Directors at the end of each year. The contracts provide for termination upon the employee's death, for cause or upon certain events. The employment contracts are by the employees upon 90 days' notice to the Bank. The employment contracts provide for payment to the employee, in the event there is a change in control of the Company or the Bank, as defined in such agreement, where employment terminates involuntarily in connection with such change in control or within 12 months thereafter, of the remaining salary payable under the contract, plus a termination payment equal to 299% of the employee's "base compensation" as defined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), provided that total payments under each of the agreement may not exceed three times the employee's annual salary or an amount that would cause certain adverse tax consequences to the Bank and the employee under Section 280G of the Code. Assuming a change in control were to take place as of June 30, 1997, the aggregate amounts payable to Messrs. Stipe and Pratt pursuant to this change in control provision would be approximately $230,992 and $194,350, respectively. The contracts provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. This employment contracts may have an "anti-takeover" effect that could affect a proposed future acquisition of control of the Bank.

Certain Transactions

         The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees loans secured by the borrower's residence and consumer loans. All loans to the Bank's officers and directors are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. All loans from the Bank to its directors, executive officers or their affiliates are approved or ratified by a majority of the independent and disinterested members of the Bank's Board of Directors. At June 30, 1997, the Bank's loans to directors, officers, employees and members of their immediate families and affiliates totaled $911,550 or 17.7% of the Company's stockholders' equity.

         Set forth below is certain information as to loans made by the Bank to each of its directors and executive officers or their affiliates whose aggregate indebtedness to the Bank exceeded $60,000 at any time since June 30, 1994. Each of the loans was made in the ordinary course of business and did not involve more than the normal risk of collectibility. Unless otherwise indicated, all loans designated as residential loans are first mortgage loans secured by the borrower's principal place of residence.


                                                                                Largest Amount
                                   Year of                                    Outstanding Since    Balance at
       Name and Position         Origination             Type of Loan           June 30, 1996    June 30, 1997
--------------------------       -----------    ----------------------------  -----------------  -------------
Ted C. Parker                        1985       Residential                         $ 3,628       $   1,241
Chairman and Director
                                     1995       Consumer                             38,342          35,753
                                     1996       Consumer(1)                          22,750             ---
                                     1996       Consumer(1)                          28,100             ---
                                     1996       Residential(1)                      186,521         184,827
                                     1995       Consumer(1)                           9,905             ---
                                     1996       Consumer                             14,000             ---
                                     1997       CD Loan                              30,000          13,154
                                     1997       Consumer(1)                          64,377          64,377
John C. Beane, Jr.                   1994       Residential(1)                       83,165          82,072
Director
                                     1995       Residential(1)                       20,553          19,783
                                     1996       Residential                         158,940         158,939
                                     1997       Consumer                              9,216           9,216
                                     1997       Consumer                             11,500          11,500
                                     1997       Consumer                             10,500          10,500
Billy M. Cline                       1995       Residential(1)                       77,857          77,164
Director                             1996       Residential(1)                      118,000         117,361
Frankie Pratt                        1992       Residential                          76,878          72,555
Director, Executive Vice
 President


--------------
(1) Represents loans made to immediate family members of the above-referenced directors of the Bank.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1997 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.


                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for Frazee, Fox & Dodge, Ltd. to be its auditors for the 1998 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Frazee, Fox & Dodge, Ltd. is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF FRAZEE, FOX & DODGE, LTD. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 715 North Washington, Forrest City, Arkansas 72335, no later than May 28, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           Ted C. Parker
                                           Chairman of Board
Forrest City, Arkansas
September 26, 1997
                                        8

                                 REVOCABLE PROXY

                       FORREST CITY FINANCIAL CORPORATION
                      FIRST ANNUAL MEETING OF STOCKHOLDERS

                                October 28, 1997

         The undersigned hereby appoints the Board of Directors of Forrest City Financial Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders (the "Meeting"), to be held on October 28, 1997 at the main office of the Company located at 715 North Washington Street, Forrest City, Arkansas, at 8:30 a.m., Forrest City, Arkansas time, and at any and all adjournments thereof, as follows:

I.     The election as directors of all nominees listed below.

          ---                     ---
          |__| FOR                |__| WITHHELD


       INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

              STEVEN K. CRANFORD        DIANA S. ARWOOD        FRANKIE L. PRATT



II. The ratification of the appointment of Frazee, Fox & Dodge, Ltd. as auditors of the Company for the fiscal year ending June 30, 1998.

          ---                  ---                                ---
          |__| FOR             |__| AGAINST                       |__| ABSTAIN


       In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the 1997 Annual Meeting, a Proxy Statement dated September 26, 1997 and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997.





Dated:
       --------------------------                -------------------------------
                                                 SIGNATURE OF STOCKHOLDER



                                                 -------------------------------
                                                 SIGNATURE OF STOCKHOLDER



Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.